Employee benefits - Summary of Assumptions Used in Accounting for Tata Daewoo Commercial Vehicles Limited Severance Indemnity Plan (Detail) - Severance indemnity of Tata Daewoo Commercial Vehicles Limited [Member]
	Mar. 31, 2021	Mar. 31, 2020	Mar. 31, 2019
Disclosure of defined benefit plans [line items]
Discount rate	1.60%	1.60%	2.00%
Rate of increase in compensation level of covered employees	3.50%	3.50%	3.50%